UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
FORM 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2020
  _______________________________
Hi-Crush Inc.
(Exact name of registrant as specified in its charter)
   _______________________________

Delaware	001-35630	90-0840530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd., Suite 600
Houston, Texas 77056
(Address of Principal Executive Offices and Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	HCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 22, 2020, Hi-Crush Inc. (the "Company") held the 2020 annual meeting of its stockholders (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders voted on and approved the matters set forth in the Company’s definitive proxy statement (the "Proxy Statement"), filed with the U.S. Securities and Exchange Commission on April 9, 2020.

Prior to the Annual Meeting, the Company delivered the Proxy Statement to its stockholders describing and providing information relating to the Annual Meeting and the proposals to be voted on.

As disclosed in the Proxy Statement, as of the close of business on March 31, 2020, the record date for the Annual Meeting, there were 100,908,234 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 71,818,084 shares of common stock were represented in person or by proxy, which constituted a quorum to conduct business at the Annual Meeting. The following summarizes the final voting results for the Annual Meeting proposals, each of which is more fully described in the Proxy Statement:

1.
Election of Directors. The Company’s stockholders elected John Affleck-Graves and John Kevin Poorman to the Board of Directors of the Company (the "Board of Directors"), each to serve as a Class I director until the Company’s 2023 annual meeting of stockholders. The voting results were as follows:

CANDIDATE	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	BROKER NON-VOTES
John Affleck-Graves	15,214,909	—	3,220,068	53,383,107
John Kevin Poorman	14,319,430	—	4,115,547	53,383,107

2.
Auditor Appointment. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
68,984,095	1,324,429	1,509,560	—

3.
Executive Compensation. The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2019. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
12,915,469	4,865,364	654,144	53,383,107

4.
Frequency of Vote on Executive Compensation. The Company’s stockholders approved, on a non-binding advisory basis, an annual frequency for future advisory votes on the compensation of the Company’s named executive officers. The voting results were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	VOTES ABSTAINED	BROKER NON-VOTES
11,339,115	918,572	5,414,894	762,396	53,383,107

After taking into consideration the foregoing results of the stockholder advisory vote on Proposal 4, the Board of Directors determined that the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers annually until the next required vote on the frequency for future advisory votes on the compensation of executives.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Inc.

Date:	May 28, 2020	By:	/s/ Mark C. Skolos
Mark C. Skolos
General Counsel, Chief Compliance Officer and Secretary